Exhibit 99.1

 CORPORATE PRESENTATION  Frank Bedu-Addo Ph.D.  President & CEO  JANUARY 2020

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

         PDS Biotechnology leadership team has demonstrated success in the development and commercialization of leading pharmaceutical products  3  Frank Bedu-Addo, PhDChief Executive Officer  Lauren V. Wood, MDChief Medical Officer  Andrew SaikChief Financial Officer  Gregory Conn, PhDChief Scientific Officer   Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan)PEG-Intron® (Schering-Plough/ Merck)  Senior executive experience with over 20 years of experience in pharma and drug developmentIn-depth experience with M&A transactions, capital markets, and investor relations  >30 years of translational clinical research experienceFormer Director of Clinical Research at the National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)   Co-founder>35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing

 PDS Biotech is well-poised to transform cancer treatment by fulfilling the promise of immuno-oncology  4  Clinical studies in areas of high unmet medical need supported by leaders in the field  4  Diversified pipeline  3  Demonstrated potential for strong clinical efficacy and durability of the response with minimal toxicity  2  Powerful T-cell activating immunotherapy platform  1

 PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform  5  Versatile and potent T-cell-activating platformClinically validated induction of active antigen-specific killer and helper T-cells in vivoPromising clinical efficacy results in early trials of PDS0101 monotherapy with good safety and no dose limiting toxicities  Publicly listed via reverse merger with Edge Therapeutics in March 2019~15 employees with headquarters in Princeton, NJ5.2M shares outstanding with $17.4M in cash*  PDS0101 (Phase 2): HPV-associated cancers (Anal, head & neck, cervical etc.)PDS0102 (Formulation complete): Prostate, breast cancersPDS0103: Ovarian, breast, colorectal and lung cancersPDS0104: Melanoma    Pipeline      Versamune® Platform  Corporate Overview  * September 30, 2019

 6  Reference: Data on file.  PDS Biotech’s pipeline combines the Versamune® platform with proprietary & validated tumor antigens across several cancer types

 Versamune® Platform

   v  Versamune® is based on proprietary, positively charged and immune activating lipids that form spherical nanoparticles in aqueous media The nanoparticles are sized to mimic viruses, which promotes excellent uptake by dendritic cells of the immune systemActivates the important Type I interferon immunological signaling pathwayVersamune® promotes the activation and maturation of dendritic cells, which then migrate to the lymph nodes  Versamune® is a proprietary T-cell activating platform engineered to induce a robust, targeted anti-tumor response in vivo  8  Water-insolubleFatty acids/hydrocarbon chains          Water-soluble and positively charged head-group coats the particle surface  R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium-propane (R-DOTAP)

 Inability to perform necessary steps to induce a therapeutic T-cell response in-vivo    Versamune® design and novel immunological mechanisms of action promote a powerful anti-tumor T-cell response        Versamune® has demonstrated the potential to overcome the challenges of immunotherapy  9  Challenges of Immunotherapy  How Versamune® May Overcome the Challenge  Inability to alter the tumor’s immunosuppressive microenvironment limits T-cell efficacy    Ability to alter the tumor’s microenvironment de-camouflages the tumors allowing effective killing of the tumor by activated T-cells        Mechanistic limitations have resulted in lack of therapeutic benefit in human studies    Mechanism of action associated with regression of disease in human studies (PDS0101 monotherapy)        Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.

 Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  10    Produces > 10-fold number of highly potent (polyfunctional) killer T-cells vs. other T-cell technologies  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, August 3, 27 (33): 5706

 PDS0101

 12  PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)  Approximately 43,000 patients are diagnosed with HPV-associated cancers each year, a number unlikely to be impacted by increased use of HPV preventive vaccines in the next decade  References: Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.   Oropharyngeal (head & neck) cancers >18,000 cases annuallyMost common HPV-cancer in men,90% of cases are HPV16-specificIncidence increasingCervical cancer~12,000 cases annuallyMost common HPV-cancer in women,50-60% of cases are HPV16-specificIncidence steadyInitial market research suggests market penetration of ~20% is reasonable for PDS0101  PDS0101 combines the utility of the Versamune® platform with a proprietary mix of HPV16 antigens, the most virulent high-risk HPV type and by far the most prevalent in patients with HPV-associated cancer  Females (24,391)  Males (18,280)

 13  The combination of Versamune® and a proprietary antigen is engineered for simplicity and ease of administration      Vials of HPV16 mix (L)and Versamune® (R)  Versamune® formulationis mixed before injection*  Delivered viasubcutaneous injection  *Electron microscopy picture

 14  PDS0101 Phase 1 clinical trial: Unique in vivo demonstration of high levels of HPV-specific killer T-cells in circulating blood   14x   24x   Total Activated T-Cells 26x    Order of magnitude increase over baseline  Versamune® Dose  Reference: Data on file.  INF-γ Elispot Granzyme-b Elispot      Clinical Study Results in Patients with CINImmunogenicity at Day 14Defined dose for Phase 2 studies (3mg)No dose-limiting toxicities  Clinical study results successfully demonstrate translation of Versamune®’s multi-functional mechanism of action between pre-clinical models and humans

 15  Follow-up of patients in PDS0101 Phase 1 study demonstrated promising clinical responses at all three tested doses    A post-hoc, retrospective analysis, demonstrated complete lesion regression in at least 60% of evaluable patients (6/10) as early as 1-3 months after treatmentNo lesion recurrence occurred within the 2-year evaluation periodSpontaneous regression of CIN1 occurs in about 44% of patients over a 2-year duration* These results were remarkably positive as most patients were infected with multiple high-risk HPV typesTwo patients who had regression by cytology were not considered clinical responders:The first regressed to atypical cells of undetermined significance at the first post-treatment evaluation (3 months) but HPV detectedThe second had complete regression by cytology at the first post-treatment evaluation (3 months) but had residual CIN by colposcopy   Reference: Stefani C. et al, 2014, European Review for Medical and Pharmacological Sciences, 18: 728-733

 Checkpoint inhibitors have shown confirmed clinical efficacy and have demonstrated clinical benefit in late stage cancerCheckpoint inhibitors block a key immunological defense mechanism for cancer cells, and are reported to work primarily in patients whose immune systems are already generating tumor-attacking CD8+ killer T-cells pre-treatmentUsing various tumor-specific proteins (antigens), Versamune® has demonstrated the unique ability to generate large and superior numbers of CD8+ killer T-cells that effectively recognize and kill antigen-expressing cancer cells in pre-clinical and human clinical studies  PDS Biotech clinical strategy in advanced cancer is to focus on efficiency and risk mitigation to proof of concept  16  Versamune®-based immunotherapies are being developed as combination therapies to exploit the demonstrated synergies between Versamune® and other anti-cancer agents  PDS Biotech is developing a new generation of advanced cancer treatments combining Versamune®-based immunotherapies with checkpoint inhibitors and other standard of care therapies

 The robust T-cell response induced by Versamune® results in the potential for enhancement of efficacy of checkpoint inhibitors in immune suppressive B16 melanoma  17  Early clinical studies showed the checkpoint inhibitor to be ineffective in treating B16 melanoma, a notoriously difficult model to treat. Versamune® + TRP2 melanoma antigen (sub-optimal levels) promotes infiltration of active killer T-cells into tumors, strong synergy with the checkpoint inhibitor, and significantly enhanced anti-tumor efficacy  Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.   CD4+ helper T-cell   CD8+ killer T-cell

 18  PDS0101 is the only compound selected by Merck for evaluation in combination with KEYTRUDA® as first line cancer therapy  PDS0101 + KEYTRUDA®Keytruda® first immunotherapy approved as standard of care for first line treatment of cancer (recurrent or metastatic head and neck cancer)PDS0101 first T-cell activating immunotherapy to demonstrate both high levels of circulating CD8+ killer T-cells and therapeutic benefit as monotherapyUnique immuno-oncology combination addressing first-line treatment of cancerValidation of both efficacy and safety of PDS0101Anticipated advantages of combining PDS0101 with standard of care: Mitigated riskPotential enhanced rates of recruitmentPotential for rapid market penetration and market leadership  Initiate Phase 2 in 1H 2020

 19  PDS Biotechnology-sponsored study with KEYTRUDA ® supplied by MerckPrimary endpoints: Efficacy, safety and tolerabilityStudy design: Phase 2 open-label studyInclusion criteria: Recurrent/metastatic head and neck cancer and HPV16 infection  A Phase 2 study of PDS0101 in combination with KEYTRUDA ® in first-line treatment of recurrent/metastatic head and neck cancer is planned for 1H 2020  Followed by open label SOC with KEYTRUDA® until disease progression or intolerance  patients = 96                                      KEYTRUDA® alone  Combination of PDS0101 and KEYTRUDA®  200 mg IV KEYTRUDA® every 21 days in combinationwith 3 mg SC PDS0101 at cycles 1, 2, 3, 4 and 12  Expected data reads:Safety analysis of first 12 patients after Cycle 1: 4Q 2020Interim analysis planned: 2H 2021

 20  Investigator-Led Phase 2 studies of PDS0101 in combination therapy will evaluate efficacy and safety in treatment of advanced HPV cancers  Funded By  Phase 2 Open Label Study (Safety and Efficacy)  Important Considerations  Expected Initiation    Advanced HPV-related cancers – all typesTriple combination with large-pharma owned novel checkpoint inhibitor (CPI) and immuno-cytokine 30 subjects  NCI selection and confirmation of synergies with PDS0101All three agents have demonstrated efficacy as monotherapies in early trials  1H 2020    Advanced, localized cervical cancer (Stage IIb-IVa)Combination with chemo-radiotherapy (CRT-standard of care) 35 subjects  T-cell induction has strong potential to enhance CRT anti-cancer efficacyMitigated riskPotential for rapid market penetration and market leadership  1H 2020  Leading Cancer Research Institute: TBA

 PDS0102

 22  PDS0102 combines a proven NCI-developed TARP antigen with Versamune® to promote the robust induction of prostate- and breast-specific killer T-cells  PDS Biotech collaboration with the National Cancer Institute (NCI)The TARP antigen was discovered by the NCI to be present in over 85% of prostate cancers and 50% of breast cancersThe NCI demonstrated that the TARP antigen is recognized by T-cells of late-stage cancer patients, with vaccination resulting in a significant lowering of tumor growth rate*PDS Biotech is combining the TARP antigen with Versamune® (PDS0102) to potentially promote more effective induction of prostate and breast-specific killer T-cells and altering of the tumor microenvironmentIn on-going pre-clinical studies Versamune®, has demonstrated the ability to significantly enhance the immune system’s ability to generate TARP-specific killer T-cells  Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)

 Intellectual Property and Financials

 24  Intellectual property provides multiple layers of technology and product protection for Versamune®-related products through mid-2030s  Versamune® and associated patents are owned and licensed by PDS BiotechPatents cover methods and compositions stimulating/promoting an immune response with Versamune® technology in various forms and mechanisms through 2034Use of specific cationic lipids to induce an immune responseCompositions and use of any cationic lipid to activate MAP kinaseCompositions and use of R-DOTAP to induce immune responseMicellar antigen + cationic lipids compositions (US still ongoing) Compositions of R-DOTAP with GM-CSF to reduce immune suppressive myeloid derived suppressor cells in the tumorFive issued international patent families (including Europe and Japan)

 PDS Biotech is in a financial position to support critical near-term milestones  25  Nasdaq:  PDSB  Shares Outstanding1  5.2M  Cash1  $17.4M  Share Price2  $2.53  Market Cap2  $14.6M  Debt1  ---  1H 2020: Initiation of PDS Biotech-Merck Phase 2 combination study in head and neck cancer 1H 2020: Initiation of PDS Biotech-NCI Phase 2 combination study in advanced HPV-cancers1H 2020: Initiation of Partnered Phase 2 combination study in advanced cervical-cancer 3Q 2020: Complete formulation of PDS0102  September 30, 2019January 3, 2020

 PDS Biotech is well-poised to transform cancer treatment by fulfilling the promise of immuno-oncology  26  Clinical studies in areas of high unmet medical need supported by leaders in the field  4  Diversified pipeline  3  Demonstrated potential for strong clinical efficacy and durability of the response with minimal toxicity  2  Powerful T-cell activating immunotherapy platform  1

 Appendix

 Versamune® is a proprietary T-cell activating platform designed to induce a robust, targeted anti-tumor response in vivo  29  Potential mechanism of action as currently understood.  R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium-propane

 Versamune® Summary Flow Chart: The multi-functional mechanisms that lead to effective anti-tumor response  30

                                   31  First demonstration of lipid enantiomeric specificity on immune activation  SC injection of the active enantiomer (R-DOTAP) results in activation of type I interferons and induces monocyte infiltration to injection site  SC injection of the weakly biologically active enantiomer (S-DOTAP) results in low infiltration of monocytes to the injection site  Reference: Data on file.  Versamune® (R-DOTAP) nanoparticles  S-DOTAP nanoparticles  Versamune® sub-cutaneous injection initiates a powerful and targeted cascade of critical immunological events

 Early clinical studies with Versamune® demonstrate efficient and exclusive uptake by dendritic cells  32  Reference: Data on file.   Positively-charged particles are designed to be spherical and sized similarly to viruses for optimal uptake  Dendritic cells or epithelial cell line incubated with DQ-OVA alone or with varying doses of Versamune®

 Versamune® is designed to be taken up predominantly by dendritic cells  33  Mice injected subcutaneously show high Versamune® uptake in vivo by dendritic cells in draining lymph nodes when evaluated at 4 hoursFlow cytometry plot shows the lipid uptake by CD11c cells (dendritic cells)  Mice were injected with Versamune®/E7 containing NBD-DOTAP. Draining lymph node cells were analyzed by flow cytometry. The number of CD11c+ cells increased more than 2.5-fold at 4 hours (A and B). NBD+ cells demonstrated high levels of CD86 (C and D) indicating SC injection of Versamune® induced DC activation. E and F (other cell types) showed no NBD uptake demonstrating that Versamune® is mainly taken up by DC (~80%) and induces migration of activated DC to the draining lymph node, resulting in effective DC-T cell interactions and superior priming of T-cells.**

 Versamune® demonstrates promising antigen processing and presentation  34   The positive charge of the liposome destabilizes the endosomes allowing the antigen to enter the cytoplasm of the dendritic cells and facilitates cross-presentation to CD8+ killer T-cells  Versamune® induced protein uptake and processing(green fluorescence)  Versamune® induced peptide accumulation in endosome(red fluorescence)  R-DOTAP+DQ-OVA    DQ-OVA    Versamune® + DQ – OVA*  DQ – OVA alone  *DQ-OVA is the protein ovalbumin conjugated to a fluorescent molecule and used as a model antigen to facilitate the study of antigen uptake and antigen processing and trafficking within the dendritic cell

 Preclinical studies show that Versamune® demonstrates effective antigen presentation to both CD8+ killer and CD4+ helper T-cells  35  Reference: Data on file.   Effective presentation of peptides via both the major histocompatibility complex (MHC) Class I pathway to CD8+ killer T-cells and via the MHC Class II pathway to CD4+ helper T-cells  Adoptive transfer mice were produced using CFSE labeled DO11.10 T cells (TCR transgenic, class II restricted, OVA specific) or OT1 T cells (TCR transgenic, class I restricted, OVA specific). Mice were immunized 24h later subcutaneously with 0.25 μg (OT1) or 1μg (DO11.10) whole OVA alone or mixed with 4mM R-DOTAP immediately prior to injection. Draining LN cells were analyzed 3 days later by flow cytometry measuring CFSE fluorescence on gated TCR transgenic T cells. Histograms are representative of three to four mice per group. CFSE bright cells (far right peak) represent undivided cells. Each cell division (proliferation) results in a 50% reduction of CFSE intensity and a left-ward shift of the peaks  High levels of antigen-specific CD8+ killer T-cells  High levels of antigen-specific CD4+ helper T-cells      OVA alone  Versamune® + OVA  CD4+ helper T-cells  CD8+ killer T-cells

 Mechanism of Immune Activation: Versamune® upregulates Type I Interferon genes for effective CD8+ killer T-cell induction  36

 PDS0101 Proprietary formulation: Mixture of peptide micelles with Versamune® promotes superior CD8+ killer T-cell response  37  Comparison of Micellar vs. Traditional Encapsulation Methods - IFN- ELISPOT Shows Superior Potency of the PDS Biotech Micellar Approach – EU Patent Received   DOPC and DOTMA (Lipids covered under Versamune®-class) formulated using a weakly immunogenic HPV antigen: CD8+ killer T-cell response of DOTMA and DOEPC superior to the clinical-stage adjuvant Montanide (ISA Pharma – HPV competitor) The micellar peptides without Versamune® generate a very weak CD8+ killer T-cell response even less than seen with Montanide      IFN-γ Spots per 106 Splenocytes

 PDS0101 Phase 1 clinical study demonstrated strong in-vivo induction of HPV16 T-cell responses independent of patient genetic sub-type  38  2-4  Patient  2-5  3-1  3-2  5-7  2-7  High  HLA Type  A2  A2  A3  A74  A2  HPV-specific T-cell ResponseIFN-γ ELISPOT  Patient  5-1  5-4  2-1  2-3  Low  Medium  HLA Type  A2  A1,  A2,  A3, 30  HPV-specific T-cell ResponseIFN-γ ELISPOT  PDS0101 Excellent pre-clinical T-Cell Responses Were Replicated in Humans in Phase 1 Clinical Trial on Days 14-19                                              Pre-treatment  Post-treatment

 Mechanism of Immune Activation: Similar to murine dendritic cells Versamune® upregulates critical “danger signals” in human cells  39    In an independent NCI study R-DOTAP showed strong induction of cytokines and chemokines as well as the upregulation of important “danger signals”. Danger signals released by cells provide signals necessary to activate the immune response.Cytokines evaluated/induced – IL1α, IL1β, IL5, TNF-α, IL10Chemokines evaluated/induced – IL8, CCL2 (MCP-1), CCL3, CCL4, CCL5 (Rantes)Danger signals – MMP-1, MMP-7, MMP-9

 Sustained activity of Versamune®: Prolonged and localized induction of chemokines in draining lymph nodes  40  Elevated chemokine levels persist for 5 days in LN after 1 subcutaneous injection – LN localization promotes superior CD8+ killer T-cell activation & proliferation  CCL2 (MCP-1) is a chemokine that is of critical clinical importance in the generation of robust CD8+ T-cell responses

 Versamune® induces the maturation of dendritic cells, leading to a more robust T-cell response  41  Reference: Data on file.  Versamune® and a positive control known to induce maturation of dendritic cells were incubated with human dendritic cells from donors and compared with the untreated cells. Versamune® is seen to induce activation and maturation of dendritic cells resulting in expression of both CD83 and CD86.  Untreated  Positive Control  Versamune®      Mature dendritic cells express costimulatory molecules on their surface, which facilitate the interaction between dendritic cells and T-cells

     Chemokine CxCl10  Interferon-alpha1 (IFNα1)  Interferon-beta1 (IFNβ1)  0  5Expression relative to Versamune®-based treatment  10  Induction of Type I interferons and associated chemokines in the lymph nodes leads to powerful and sustained recruitment of T-cells  42  Elevated T-cell levels persist in lymph nodes for over 7 days after 1 Versamune® dose Localization of cytokines & chemokines promotes a strong safety profile      Chemokine CXCL10  Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536  Versamune®  Control

 Efficiency of Versamune®: Upregulates CD69 on T-cells to sequester in lymph nodes for superior T-cell priming  43    Elevated upregulation of Type I Interferons results in CD69 induction and facilitates dendritic cell - T-cell interactions in the draining lymph nodes    Wild Type miceIFN knock out mice

 The localized and sustained cytokine induction in the lymph nodes of Versamune® has the potential to minimize the risk of systemic toxicity  44  Reference: Data on file.  Versamune® alone  Versamune® alone  Negligible increases above baseline in systemic cytokine levels with Versamune® alone or PDS0101

 Versamune® induces potentially superior levels of antigen specific T-cells, primarily via Type I interferon induction  45  Versamune® uniquely activates a specific immunological pathway that promotes effective CD8 killer T-cell induction    Evaluation of HPV-specific CD8+ killer T-cell response  Wild Type mice Type I IFN deficient mice       *  *  *CFA = Compete Freund’s Adjuvant** Statistically significant difference from Versamune® in WT mice P<0.05

 Specificity of the Versamune® effect: Type I interferons are upregulated via activation of the Myd88 pathway  46  Versamune® mediates its CTL-inducing effects by activating type I interferons in a Myd88-dependent manner    The T-cell responses were eliminated only in Myd88 or IFNAR (Type 1 IFN) knockout mice, but not in wild type mice (WT), STING or TRIF knockout mice  Versamune®  Versamune®

 Versatility of Versamune®: Potent TRP2-specific CD8+ killer T-cells break immune tolerance in difficult-to-treat B16 melanoma  47  Metastatic melanoma (Pre-clinical): Single injection of Versamune® + melanoma-specific antigen leads to potent T-cell attack against tumors  14 days after treatment

 Versamune® may promote superior antigen processing and endosomal accumulation vs. traditional adjuvants  48  Superior processing and endosomal accumulation    Negative Control DQ-OVA DQ-OVA + Versamune® DQ-OVA + LPS  Incubation of DQ-OVA, DQ-OVA + Versamune® or DQ-OVA + LPS with dendritic cellsenhances uptake, processing and endosomal accumulation in presence of Versamune® Facilitates access to MHC Class-I Pathway and priming of killer T-cells  Flow Cytometry   Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.

 Versamune® may increase the ratio of cytotoxic regulatory T-cells to reduce immunosuppression within the tumor microenvironment  49  Minimizes the presence of immune suppressive regulatory T-cells (Treg) within the tumor microenvironment  In Versamune® formulations almost 50% of CD8+ T-cells are antigen specific vs <5% with the cytokine GM-CSF  In Versamune® formulations, the ratio of Treg toto antigen-specific CD8+ killer T-cells is < 1

 Versamune® + TRP2 antigen  TRP2 antigen alone  Untreated  Versamune® has demonstrated the ability to infiltrate the tumor with both antigen-specific helper and killer T-cells in early clinical studies  50  Reference: Vasievich EA, Ramishetti S, Zhang Y, Huang L. 2012. Trp2 peptide vaccine adjuvanted with (R)-DOTAP inhibits tumor growth in an advanced melanoma model. Mol. Pharmaceutics. 9(2): 261-268.  Achievement of T-cell tumor infiltration in melanoma B-16 model where there isno natural T-cell tumor infiltration, even when antigen is injected directly  Non antigen-specificT-cells  Antigen-specific CD4+ helperT-cells  Antigen-specific CD8+ killer T-cells

   Inovio*  ISA**  Genexine***  PDS Biotech  Antigen Technology  DNA  Peptides  DNA  Peptides  Method of administration  Electroporation  Subcutaneous  Electroporation  Subcutaneous  Pre-clinical regression of advanced/large TC-1 tumors  Partial(3 doses)*  No**  No***  Complete(Single dose)  Pre-clinical CD8+ T-cells (ELISPOT - Spleen)  500-600*  -  500-600***  2,000-3,000  Human Clinical T-cell response (ELISPOT - PBMCs)  9X greater vs. placebo****  83%*****  100%******  100%   Potentially superior PDS0101 pre-clinical activity vs. published immuno-oncology data in HPV pre-cancers  * Vaccine 2009, January 14, 27 (3): 431 ****Lancet 2015, November 21, 386 (10008): 2078** Science Translational Medicine 2016, 13 April, Vol 8 Issue 334 *****N ENGL J Med. 2009, November 5, 361, 1838*** Vaccine 2009, August 3, 27 (33): 5706 ******Nature Comm. 2014, October 30, 5, 5317    51  PDS0101 induction of high levels of tumor-targeting CD8+ killer T-cells leads to superior tumor regression efficacy in pre-clinical modelsThis superior in vivo induction of CD8+ killer T-cells by PDS0101 vs. other immuno-oncology technologies is projected to lead to superior efficacy in upcoming Phase 2 clinical studies  All companies have reported strong human clinical data

 Pre-clinical tumor regression studies: PDS0101 may be superior to the competitive products  52  Vaccine +Anti-PD-11  MIT Multi-combo3  PDS01014  Technologies Used/Combined  Live vector/DNA vaccine +Checkpoint inhibitor  TLR-agonist vaccine +Long-acting IL-2 +Checkpoint inhibitor +Tumor-targeting antibody  PDS0101 Monotherapy  Results  Number of Treatments  2   5   1   Retarded rate of TC-1 tumor growth   Full TC-1 tumor regression   Full TC-1 tumor regression   References: 1Journal for ImmunoTherapy of Cancer 2013, 1:15. 2ScienceTranslationalMedicine13 April 2016 Vol 8 Issue 334 334ra52 3Koch Inst. for Integrated Cancer Research MIT (Nature Immunology: 24 Oct 2016) 4J. Immunology June 2019    Vaccine + Chemo2  Montanide ISA51 + Carbo-taxol  5   Retarded rate of TC-1 tumor growth

 Versamune® may overcome key limitations in immuno-oncology  53  The Promise of Versamune®  Design and composition facilitates uptakeComposition allows for efficient antigen cross-presentationLipid structure allows for powerful antigen-specific T-cell induction via localized activation of type 1 interferonsLimited systemic toxicities allows for ideal combination therapy    T-cell Activating Technologies  Delivery Technologies  Checkpoint Inhibitors  Ex-Vivo Cell Based  PDS BiotechVersamune®     Adjuvants, cytokines  Live viruses, bacteria, electroporation  Anti-PD1, anti-PD-L1, anti-CTLA-4  CAR-T    Train killer T-cells to recognize tumor antigen  X  ✓  X  NA  ✓✓  Activate and multiply trained killer T-cells  ✓  ✓  X  ✓✓✓*  ✓✓  Unblock tumor’s defenses  X  X  ✓✓  X  ✓**  Induce memory T-cell response  ✓  ✓  X  X  ✓✓  *T-cells engineered and grown outside the body then infused in large quantities into the patient**Treg reduction has only been evaluated in pre-clinical studies and not yet in humans

 54  In Phase 1 dose ranging study, PDS0101 was well-tolerated with minimal toxicity  Primary Endpoint: Safety, tolerability and immunogenicityStudy design: Phase 1 open-label studyInclusion criteria: CIN and high-risk HPV infection  Results:Safe and well-toleratedNo dose limiting toxicities observedAll patients experienced a low-grade injection site reaction, which cleared within 7-10 days  END OF STUDY:DAY 133  n=12  1 mg (3 subjects)    DAY 1  DAY 43  DAY 22    Injection schedule      3 mg (3 subjects)  10 mg (6 subjects)

 Drive clinical development of PDS0101 in multiple advanced HPV-related cancersExploit demonstrated unique ability to promote in-vivo killer (CD8+) T-cell induction and resulting strong synergy between Versamune® and checkpoint inhibitors in combination therapyAdvance PDS0102 into the clinicLeverage strategic partnerships and external funding to fully and efficiently exploit the Versamune® platform  PDS Biotech’s strategic priorities are focused on balancing speed to market with risk mitigation and financial efficiency  55

 National Cancer Institute + Unnamed Large Pharma: PDS0101 + 2 Novel ImmunotherapiesIndependent study of PDS0101 combinations by leading immuno-oncology experts (in advanced HPV-associated cancer)Independent demonstration of strong anti-tumor synergy of combinations including PDS0101All three agents have demonstrated strong efficacy in human trials as monotherapiesFunding of phase 2 trial by NCI collaboration (CRADA) demonstrates confidence in programAnticipated advantages of combining PDS0101 with second generation (bi-functional) checkpoint inhibitor: Mitigated riskPartnership and combination with the potential I-O leadersPotential for market leadership  Strong anti-tumor synergy of PDS0101 in combination with novel clinical stage immunotherapies demonstrated by the National Cancer Institute  56

 Leading Cancer Research Institute: PDS0101 + Chemo-radiotherapyChemo-radiotherapy is the standard of care for the treatment of pre-metastatic cervical cancer (Stage IIb-IVa cervical cancer)Chemo-radiotherapy has been seen to potentially be much more effective in patients with tumor infiltrating T-cells – Strong rationale for combination with PDS0101Funding of clinical study by institute demonstrates confidence in program (minor contribution by PDS Biotech)Anticipated advantages of combining PDS0101 with standard of care: Mitigated riskPotential enhanced rates of recruitmentPotential for rapid market penetration and market leadership  PDS0101 selected by top cancer research institute for clinical study in combination with standard of care  57

 PDS0102

 59  PDS0102 is being developed to treat TARP-associated cancers including breast and prostate cancers  Approximately 450,000 patients are diagnosed annually with prostate or breast cancer, most of which are associated with target T-cell receptor gamma alternate reading frame protein (TARP)  Prostate cancerAlmost 175,000 cases annuallyThe immunogenic TARP protein is expressed in about 85% of prostate cancers at all stages of the disease^A pilot clinical trial in Stage D0 prostate cancer confirmed immunogenicity of a TARP vaccine and preliminary activity in slowing tumor growth rates by 50%Breast cancerMore than 270,000 cases annuallyTARP expressed in about 50% of breast cancers at all stages of the disease  References: Fritzche FR et al. Histol Histopathol 2010 Jun; 25 (6): 733-9 doi: 10.14670/HH-25.733, Cancer Facts & Figures, American Cancer Society, 2019  Prostate Cancer (174,650)  Breast Cancer (271,270)

 60  The TARP antigen used in PDS0102 has been validated for use in cancer immunotherapy  Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)  Patients with Stage D0 prostate cancer vaccinated with TARP showed a significant decrease in tumor growth rate based on PSA levels*

 61  PDS0102 may provide superior induction of TARP-specific tumor attacking CD8+ killer T-cells  Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)CFA – Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity  PRE-CLINICAL OPTIMIZATION STUDIES: TARP-Specific T-cell Induction after 2 injections of PDS0102

 PDS0103

 PDS0104

 PDS0102 is designed to target Tyrosinase-related Protein 2 (TRP2), an antigen associated with melanoma  64  MelanomaAbout 96,480 new melanomas will be diagnosed this yearMore than 7,000 of which will prove fatalRates of melanoma have been rising rapidly over the past few decades.  References: Fritzche FR et al. Histol Histopathol 2010 Jun; 25 (6): 733-9 doi: 10.14670/HH-25.733, Cancer Facts & Figures, American Cancer Society, 2019

 In pre-clinical studies, PDS0104 demonstrated clinical regression within 14 days of treatment  65  *Positive control = Complete Freund’s Adjuvant   TRP2-specific killer T-cell induction after a single injection of Versamune® + TRP2 (PDS0104)    Treatment started    Treatment NaiveAnti PD-1 checkpoint inhibitor (CPI)RDOTAP + TRP2 Antigen (PDS0104)CPI + PDS0104  UntreatedAnti PD-1 Checkpoint Inhibitor (CPI)PDS0104Combination PDS0104 and CPI